SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2004

FISHER SCIENTIFIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920 (Commission File No.)	02-0451017 (IRS Employer Identification No.)

One Liberty Lane, Hampton, New Hampshire (Address of principal executive offices)	03842 (Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7
SIGNATURE
Exhibit Index
EX-99.1 PRESS RELEASE DATED JULY 21, 2004
EX-99.2 PRESS RELEASE DATED JULY 22, 2004

ITEM 5. OTHER EVENTS.

Attached hereto as Exhibit 99.1 is the registrant’s press release dated July 21, 2004 announcing its plans to issue $250 million of senior subordinated notes due 2014. Attached hereto as Exhibit 99.2 is the registrant’s press release dated July 22, 2004 announcing the pricing of its $300 million of senior subordinated notes due 2014.

ITEM 7.

(c)	Exhibits.

Exhibit 99.1	Fisher Scientific International Inc.’s Press Release dated July 21, 2004 announcing its plans to issue $250 million of senior subordinated notes due 2014.

Exhibit 99.2	Fisher Scientific International Inc.’s Press Release dated July 22, 2004 announcing the pricing of its $300 million of senior subordinated notes due 2014.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.

Date: July 26, 2004	By:	/s/ Todd M. DuChene

		Name:	Todd M. DuChene
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
Exhibit 99.1	Fisher Scientific International Inc.’s Press Release dated July 21, 2004 announcing its plans to issue $250 million of senior subordinated notes due 2014.

Exhibit 99.2	Fisher Scientific International Inc.’s Press Release dated July 22, 2004 announcing the pricing of its $300 million of senior subordinated notes due 2014.